Trade and other receivables	3 Months Ended
Mar. 31, 2022
Trade and other receivables

4.	Trade and other receivables

	March 31, 2022	December 31, 2021
	$	$
Trade accounts receivable (net of expected credit losses of $55 (December 31, 2021 - $55))	302	877
Value-added tax	193	372
Grant receivable	146	—
Other	52	65
	693	1,314

In March 2022, the Company was awarded a monetary subsidy with respect to two pre-clinical programs—namely, the Company’s development of an oral vaccine against infections with SARS-CoV-2 and the development of a product candidate for the treatment of neuromyelitis optica. The subsidy was awarded pursuant to the provisions of the German Act on Tax Incentives for Research and Development, which provides direct reimbursement of certain qualifying R&D expenditures to eligible entities. CoV-2 grant is related to R&D expenditures incurred in 2021 and during the first quarter of 2022. Neuromyelitis Optica grant is related to expenditures incurred in 2021 and during the first quarter of 2022.